The date of this supplement is April 1, 2006.

C07-041 4/1/06

T. Rowe Price U.S. Treasury Funds, Inc.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

Supplement to prospectuses dated October 1, 2005

Effective April 1, 2006, Table 3 and the Example table on page 6 of the prospectus are revised with the following to show the lowering of the funds` management fees.

Table 3  Fees and Expenses of the Funds*
	Annual fund operating expenses (expenses that are deducted from fund assets)
Fund	Management fee	Other expenses	Total annual fund operating expenses

Intermediate	0.31%a	0.29%	0.60%a
Long-Term	0.31a	0.31	0.62a

*Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Transaction Procedures and Special Requirements—Account Maintenance and Small Account Fees.

aExpenses have been restated to reflect current fees.

Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

Fund	1 year	3 years	5 years	10 years
Intermediate	$61	$192	$335	$750
Long-Term	63	199	346	774